Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SCI Engineered Materials, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Rooney, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Daniel Rooney
Daniel Rooney
Chairman of the Board of Directors, President and Chief Executive Officer of SCI Engineered Materials, Inc. (Principal Executive Officer)
August 3, 2015

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SCI Engineered Materials, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald S. Blaskie, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Gerald S. Blaskie
Gerald S. Blaskie
Vice President and Chief Financial Officer of SCI Engineered Materials, Inc. (Principal Financial Officer and Principal Accounting Officer)
August 3, 2015